UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06490

BNY Mellon Investment Funds V, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2019

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Large Cap Equity Fund

BNY Mellon Large Cap Growth Fund

FORM N-CSR

Item 1.             Reports to Stockholders.

BNY Mellon Large Cap Equity Fund

ANNUAL REPORT December 31, 2019

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Equity Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Large Cap Equity Fund (formerly, Dreyfus Large Cap Equity Fund), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Large Cap Equity Fund’s (formerly, Dreyfus Large Cap Equity Fund) Class A shares achieved a total return of 29.30%, Class C shares returned 28.30%, Class I shares returned 29.66% and Class Y shares returned 29.78%.1 In comparison, the S&P 500® Index (the “Index”), the fund’s benchmark, provided a total return of 31.46% for the same period.2

Large-cap stocks posted strong gains over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund underperformed the Index due to security selection in the consumer discretionary and information technology sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies. The fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends, and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: earnings power unrecognized by the market; sustainable revenue and cash flow growth; positive operational and/or financial catalysts; attractive relative value versus history and peers; and strong or improving financial condition.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the S&P family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Bolster Fund Performance

Selections in the consumer discretionary and information technology sectors detracted from results. Consumer discretionary retailer Dollar Tree was among the leading detractors from portfolio performance. The company’s stock price fell after reporting a poor fourth calendar quarter. The retailer contended with changes to import tariffs that affected its supply chain, missed sales execution and ongoing store improvements. Within the information technology sector, financial technology companies Square and PayPal Holdings weighed on relative returns. The stock of these payment processing companies fell during the period due to ongoing concerns about a slowdown in retail sales volume leading to reduced usage of their respective products. A position in Nutanix also detracted, as the stock struggled during the period due to issues with the company’s sales pipeline. In addition, exposure to Western Digital also weighed on results, as the company’s stock fell due to declining prices for flash memory devices. We have closed our positions in Nutanix and Western Digital. Reduced exposure to strong performer Apple also hurt relative returns.

Conversely, the fund’s performance versus the Index was helped during the period by selections within the consumer staples, energy and real estate sectors. In the consumer staples sector, the fund’s positions in Mondelez International and Costco Wholesale were rewarded. Both companies benefited from product price increases that improved profitability. Costco Wholesale also enjoyed increased market share over the period. Within the energy sector, a position in Anadarko Petroleum benefited returns. The stock rallied on news of a purchase by Occidental Petroleum. Within the real estate sector, positions in Equinix and American Tower bolstered results. Equinix benefited from increased demand for data and cloud services, while American Tower was helped by growth in cellular data traffic throughout 2019. A lack of exposure to underperforming Simon Property Group also contributed to performance.

Constructively Positioned for Moderate Growth

We are currently positioned for moderating growth within the U.S. economy. It is our opinion that inflation will remain modest, and the Fed will remain on pause for the foreseeable future. While we think the labor market might continue to tighten modestly, we do not anticipate any significant change in consumer spending. Capital spending may increase, but at this point, we do not believe it would be significant enough to increase economic growth rates past current trends. Given this outlook, we currently favor more growth-oriented areas of the market such as information technology and health care. We are

4

currently neutral on industrials and energy. We are underweighting more interest-rate sensitive areas of the market such as utilities, real estate and telecommunications.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A, Class C and Class I shares of BNY Mellon Large Cap Equity Fund on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Large Cap Equity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Large Cap Equity Fund on 12/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8/10/92	21.86%	10.22%	11.70%
without sales charge	8/10/92	29.30%	11.53%	12.36%
Class C shares
with applicable redemption charge †	9/13/08	27.30%	10.66%	11.53%
without redemption	9/13/08	28.30%	10.66%	11.53%
Class I shares	8/10/92	29.66%	11.87%	12.78%
Class Y shares	10/01/15	29.78%	11.91%††	12.80%††
S&P 500® Index		31.46%	11.69%	13.55%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Equity Fund from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.69	$9.99	$4.11	$3.96
Ending value (after expenses)	$1,091.80	$1,086.80	$1,093.00	$1,093.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.50	$9.65	$3.97	$3.82
Ending value (after expenses)	$1,019.76	$1,015.63	$1,021.27	$1,021.42

†Expenses are equal to the fund’s annualized expense ratio of 1.08% for Class A, 1.90% for Class C, .78% for Class I and .75% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Shares	Value ($)
Common Stocks - 99.8%
Banks - 5.4%
Bank of America	289,350	10,190,907
JPMorgan Chase & Co.	124,054	17,293,128
Truist Financial	135,488	7,630,684
		35,114,719
Capital Goods - 7.8%
Deere & Co.	46,341	8,029,042
Eaton	64,790	6,136,909
Honeywell International	57,311	10,144,047
Illinois Tool Works	50,830	9,130,593
Ingersoll-Rand	88,653	11,783,757
United Technologies	38,049	5,698,218
		50,922,566
Consumer Durables & Apparel - 1.9%
NIKE, Cl. B	122,294	12,389,605
Consumer Services - 2.2%
MGM Resorts International	278,490	9,265,362
Yum! Brands	52,972	5,335,869
		14,601,231
Diversified Financials - 6.1%
CME Group	47,425	9,519,146
S&P Global	34,415	9,397,016
Synchrony Financial	238,260	8,579,743
The Charles Schwab	102,170	4,859,205
Voya Financial	121,510	7,409,680
		39,764,790
Energy - 4.3%
Chevron	95,145	11,465,924
Exxon Mobil	103,468	7,219,997
Pioneer Natural Resources	29,970	4,536,559
Valero Energy	48,940	4,583,231
		27,805,711
Food & Staples Retailing - 1.1%
Costco Wholesale	23,574	6,928,870
Food, Beverage & Tobacco - 5.0%
Constellation Brands, Cl. A	26,963	5,116,229
Mondelez International, Cl. A	133,988	7,380,059
Philip Morris International	133,701	11,376,618
The Coca-Cola Company	156,216	8,646,556
		32,519,462
Health Care Equipment & Services - 7.0%
Abbott Laboratories	61,578	5,348,665

10

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Health Care Equipment & Services - 7.0% (continued)
Align Technology	12,596	[a]	3,514,788
Boston Scientific	149,174	[a]	6,745,648
CVS Health	126,624		9,406,897
Medtronic	63,259		7,176,734
UnitedHealth Group	44,508		13,084,462
			45,277,194
Household & Personal Products - 1.3%
The Procter & Gamble Company	67,887		8,479,086
Insurance - 1.4%
American International Group	175,190		8,992,503
Materials - 2.1%
Celanese	65,884		8,111,638
Dow	54,914		3,005,443
DuPont de Nemours	38,796		2,490,703
			13,607,784
Media & Entertainment - 9.1%
Alphabet, Cl. A	14,891	[a]	19,944,857
Comcast, Cl. A	203,523		9,152,429
Facebook, Cl. A	84,325	[a]	17,307,706
Netflix	6,564	[a]	2,123,913
The Walt Disney Company	75,094		10,860,845
			59,389,750
Pharmaceuticals Biotechnology & Life Sciences - 7.7%
AbbVie	60,650		5,369,951
Amgen	23,099		5,568,476
Bristol-Myers Squibb	108,190		6,944,716
Exact Sciences	24,896	[a,b]	2,302,382
Johnson & Johnson	41,652		6,075,777
Merck & Co.	99,451		9,045,068
Pfizer	74,885		2,933,994
Thermo Fisher Scientific	20,865		6,778,413
Vertex Pharmaceuticals	24,361	[a]	5,333,841
			50,352,618
Real Estate - 1.5%
American Tower	17,633	[c]	4,052,416
Equinix	9,159	[c]	5,346,108
			9,398,524
Retailing - 4.9%
Amazon.com	10,351	[a]	19,126,992
Dollar Tree	69,775	[a]	6,562,339
The Home Depot	28,921		6,315,768
			32,005,099

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.8% (continued)
Semiconductors & Semiconductor Equipment - 6.4%
Advanced Micro Devices	134,383	[a,b]	6,162,804
KLA	37,510		6,683,157
Marvell Technology Group	177,529		4,715,170
Micron Technology	183,662	[a]	9,877,342
NXP Semiconductors	22,193		2,824,281
Taiwan Semiconductor Manufacturing, ADR	139,680		8,115,408
Texas Instruments	23,948		3,072,289
			41,450,451
Software & Services - 13.0%
Accenture, Cl. A	11,898		2,505,362
Adobe	19,148	[a]	6,315,202
Atlassian, Cl. A	29,093	[a]	3,501,052
Intuit	7,093		1,857,869
Microsoft	209,513		33,040,200
PayPal Holdings	97,434	[a]	10,539,436
Salesforce.com	35,726	[a]	5,810,477
Square, Cl. A	84,740	[a]	5,301,334
Visa, Cl. A	84,805	[b]	15,934,860
			84,805,792
Technology Hardware & Equipment - 5.5%
Apple	103,180		30,298,807
Cisco Systems	109,786		5,265,337
			35,564,144
Telecommunication Services - 2.0%
AT&T	257,283		10,054,620
T-Mobile US	33,732	[a]	2,645,263
			12,699,883
Transportation - 1.3%
CSX	120,060		8,687,542
Utilities - 2.8%
Exelon	233,080		10,626,117
NextEra Energy	32,503		7,870,926
			18,497,043
Total Common Stocks (cost $427,678,388)			649,254,367

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $912,538)	1.60	912,538	[d]	912,538
Total Investments (cost $428,590,926)		99.9%		650,166,905
Cash and Receivables (Net)		.1%		380,415
Net Assets		100.0%		650,547,320

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $22,207,402 and the value of the collateral was $22,600,360, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	24.9
Health Care	14.7
Financials	12.9
Communication Services	11.1
Industrials	9.1
Consumer Discretionary	9.1
Consumer Staples	7.4
Energy	4.3
Utilities	2.8
Materials	2.1
Real Estate	1.4
Investment Companies	.1
99.9

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 12/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	8,678,539	78,910,647	86,676,648	912,538.1		74,929
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	1,351,098	1,351,098	-	-	-
Total	8,678,539	80,261,745	88,027,746	912,538.1		74,929

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $22,207,402)—Note 1(b):
Unaffiliated issuers	427,678,388	649,254,367
Affiliated issuers	912,538	912,538
Dividends, interest and securities lending income receivable		701,092
Receivable for shares of Common Stock subscribed		157,827
Prepaid expenses		36,219
		651,062,043
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		401,432
Payable for shares of Common Stock redeemed		48,123
Directors’ fees and expenses payable		4,000
Interest payable—Note 2		1,000
Other accrued expenses		60,168
		514,723
Net Assets ($)		650,547,320
Composition of Net Assets ($):
Paid-in capital		418,836,047
Total distributable earnings (loss)		231,711,273
Net Assets ($)		650,547,320

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,769,451	248,487	57,580,679	587,948,703
Shares Outstanding	231,574	11,987	2,621,495	26,798,382
Net Asset Value Per Share ($)	20.60	20.73	21.96	21.94

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $65,834 foreign taxes withheld at source):
Unaffiliated issuers	10,847,841
Affiliated issuers	74,929
Income from securities lending—Note 1(b)	25,879
Total Income	10,948,649
Expenses:
Management fee—Note 3(a)	4,445,625
Professional fees	82,735
Registration fees	71,704
Directors’ fees and expenses—Note 3(d)	61,354
Shareholder servicing costs—Note 3(c)	37,680
Custodian fees—Note 3(c)	16,584
Loan commitment fees—Note 2	14,726
Prospectus and shareholders’ reports	13,793
Chief Compliance Officer fees—Note 3(c)	11,793
Interest expense—Note 2	2,086
Distribution fees—Note 3(b)	1,768
Miscellaneous	23,568
Total Expenses	4,783,416
Less—reduction in expenses due to undertaking—Note 3(a)	(497)
Net Expenses	4,782,919
Investment Income—Net	6,165,730
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	27,942,663
Net change in unrealized appreciation (depreciation) on investments	127,577,630
Net Realized and Unrealized Gain (Loss) on Investments	155,520,293
Net Increase in Net Assets Resulting from Operations	161,686,023

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	6,165,730	4,522,010
Net realized gain (loss) on investments	27,942,663	67,323,668
Net change in unrealized appreciation (depreciation) on investments	127,577,630	(102,282,882)
Net Increase (Decrease) in Net Assets Resulting from Operations	161,686,023	(30,437,204)
Distributions ($):
Distributions to shareholders:
Class A	(221,612)	(539,747)
Class C	(9,776)	(28,070)
Class I	(2,680,183)	(6,646,739)
Class Y	(28,585,898)	(66,244,898)
Total Distributions	(31,497,469)	(73,459,454)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	719,419	1,459,027
Class C	34,653	26,893
Class I	14,811,290	18,176,853
Class Y	71,720,802	104,491,114
Distributions reinvested:
Class A	189,896	474,190
Class C	5,820	15,796
Class I	2,284,755	5,778,848
Class Y	11,789,144	31,638,388
Cost of shares redeemed:
Class A	(911,763)	(1,497,772)
Class C	(50,952)	(13,960)
Class I	(19,344,617)	(14,445,913)
Class Y	(111,019,697)	(97,952,972)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(29,771,250)	48,150,492
Total Increase (Decrease) in Net Assets	100,417,304	(55,746,166)
Net Assets ($):
Beginning of Period	550,130,016	605,876,182
End of Period	650,547,320	550,130,016

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class A
Shares sold	38,190	70,604
Shares issued for distributions reinvested	9,586	27,233
Shares redeemed	(47,491)	(73,102)
Net Increase (Decrease) in Shares Outstanding	285	24,735
Class C
Shares sold	1,790	1,350
Shares issued for distributions reinvested	294	902
Shares redeemed	(2,709)	(652)
Net Increase (Decrease) in Shares Outstanding	(625)	1,600
Class Ia
Shares sold	713,263	814,366
Shares issued for distributions reinvested	108,221	313,640
Shares redeemed	(955,610)	(666,437)
Net Increase (Decrease) in Shares Outstanding	(134,126)	461,569
Class Ya
Shares sold	3,607,565	5,235,374
Shares issued for distributions reinvested	562,367	1,714,087
Shares redeemed	(5,352,995)	(4,573,960)
Net Increase (Decrease) in Shares Outstanding	(1,183,063)	2,375,501

[a]During the period ended December 31, 2019, 610,611 Class Y shares representing $12,713,251 were exchanged for 610,042 Class I shares and during the period ended December 31, 2018, 715,558 Class Y shares representing $15,965,290 were exchanged for 715,163 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.72	20.43	17.06	15.67	16.12
Investment Operations:
Investment income—net[a]	.12	.08	.10	.11	.12
Net realized and unrealized gain (loss) on investments	4.73	(1.20)	4.07	1.61	.27
Total from Investment Operations	4.85	(1.12)	4.17	1.72	.39
Distributions:
Dividends from investment income—net	(.14)	(.08)	(.10)	(.12)	(.11)
Dividends from net realized gain on investments	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(.97)	(2.59)	(.80)	(.33)	(.84)
Net asset value, end of period	20.60	16.72	20.43	17.06	15.67
Total Return (%)[b]	29.30	(5.78)	24.55	10.93	2.55
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.09	1.08	1.10	1.11	1.09
Ratio of net expenses to average net assets	1.09	1.08	1.09	1.10	1.09
Ratio of net investment income to average net assets	.64	.39	.52	.72	.69
Portfolio Turnover Rate	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	4,769	3,866	4,220	3,204	3,064

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	16.85	20.66	17.28	15.89	16.35
Investment Operations:
Investment (loss)—net[a]	(.03)	(.09)	(.04)	(.01)	(.02)
Net realized and unrealized gain (loss) on investments	4.74	(1.21)	4.12	1.61	.29
Total from Investment Operations	4.71	(1.30)	4.08	1.60	.27
Distributions:
Dividends from net realized gain on investments	(.83)	(2.51)	(.70)	(.21)	(.73)
Net asset value, end of period	20.73	16.85	20.66	17.28	15.89
Total Return (%)[b]	28.30	(6.65)	23.71	10.03	1.76
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	2.05	1.98	1.95	1.93
Ratio of net expenses to average net assets	1.90	1.90	1.84	1.86	1.87
Ratio of net investment (loss) to average net assets	(.18)	(.42)	(.23)	(.05)	(.11)
Portfolio Turnover Rate	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	248	212	227	449	511

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended December 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	17.78	21.57	17.96	16.48	16.92
Investment Operations:
Investment income—net[a]	.19	.16	.16	.18	.18
Net realized and unrealized gain (loss) on investments	5.03	(1.29)	4.30	1.68	.29
Total from Investment Operations	5.22	(1.13)	4.46	1.86	.47
Distributions:
Dividends from investment income—net	(.21)	(.15)	(.15)	(.17)	(.18)
Dividends from net realized gain on investments	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(1.04)	(2.66)	(.85)	(.38)	(.91)
Net asset value, end of period	21.96	17.78	21.57	17.96	16.48
Total Return (%)	29.66	(5.54)	24.95	11.23	2.91
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.78	.78	.79	.76	.75
Ratio of net expenses to average net assets	.78	.78	.79	.76	.75
Ratio of net investment income to average net assets	.95	.71	.82	1.17	1.03
Portfolio Turnover Rate	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	57,581	48,988	49,475	38,922	454,240

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	17.76	21.56	17.95	16.48	16.35
Investment Operations:
Investment income—net[b]	.20	.16	.17	.17	.05
Net realized and unrealized gain (loss) on investments	5.03	(1.29)	4.31	1.69	.98
Total from Investment Operations	5.23	(1.13)	4.48	1.86	1.03
Distributions:
Dividends from investment income—net	(.22)	(.16)	(.17)	(.18)	(.17)
Dividends from net realized gain on investments	(.83)	(2.51)	(.70)	(.21)	(.73)
Total Distributions	(1.05)	(2.67)	(.87)	(.39)	(.90)
Net asset value, end of period	21.94	17.76	21.56	17.95	16.48
Total Return (%)	29.78	(5.55)	25.04	11.25	6.46[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.74	.76	.76	.75[d]
Ratio of net expenses to average net assets	.75	.74	.76	.76	.75[d]
Ratio of net investment income to average net assets	.98	.73	.85	1.02	1.14[d]
Portfolio Turnover Rate	50.52	56.74	39.19	46.42	50.77
Net Assets, end of period ($ x 1,000)	587,949	497,063	551,954	446,567	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Equity Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class Y shares increasing authorized Class Y shares from 100 million to 200 million.

Effective June 3, 2019, the fund changed its name from Dreyfus Large Cap Equity Fund to BNY Mellon Large Cap Equity Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (100 million shares authorized) and Class Y (200 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

24

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as:

25

NOTES TO FINANCIAL STATEMENTS (continued)

fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	649,254,367	-	-	649,254,367
Investment Companies	912,538	-	-	912,538

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

26

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $5,089 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $160,140, undistributed capital gains $11,858,423 and unrealized appreciation $219,692,710.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as

27

NOTES TO FINANCIAL STATEMENTS (continued)

follows: ordinary income $6,542,193 and $6,279,455, and long-term capital gains $24,955,276 and $67,179,999, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2―Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2019 was approximately $74,250 with a related weighted average annualized interest rate of 2.81%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average

28

daily net assets. On or after May 1, 2020 the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $497 during the period ended December 31, 2019.

During the period ended December 31, 2019, the Distributor retained $1,226 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2019, Class C shares were charged $1,768 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2019, Class A and Class C shares were charged $11,265 and $589, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was

29

NOTES TO FINANCIAL STATEMENTS (continued)

charged $12,526 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $16,584 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $388,837, Distribution Plan fees of $156, Shareholder Services Plan fees of $1,050, custodian fees of $6,000, Chief Compliance Officer fees of $3,261 and transfer agency fees of $2,140, which are offset against an expense reimbursement currently in effect in the amount of $12.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4―Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2019, amounted to $316,710,382 and $358,437,449, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $430,474,195; accordingly, accumulated net unrealized appreciation on investments was $219,692,710, consisting of $223,831,322 gross unrealized appreciation and $4,138,612 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Large Cap Equity Fund (formerly, Dreyfus Large Cap Equity Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Equity Fund (the “Fund”) (formerly, Dreyfus Large Cap Equity Fund) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2020

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $6,542,193 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.3065 per share as a long-term capital gain distribution paid on March 18, 2019 and the fund also reports $.5227 per share as a long-term capital gain distribution paid on December 17, 2019.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

35

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

BNY Mellon Large Cap Equity Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DLQAX Class C: DEYCX Class I: DLQIX Class Y: DLACX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6535AR1219

BNY Mellon Large Cap Growth Fund

ANNUAL REPORT December 31, 2019

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.bnymellonim.com/us and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Large Cap Growth Fund	The Fund

A LETTER FROM THE PRESIDENT OF BNY MELLON INVESTMENT ADVISER, INC.

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Large Cap Growth Fund (formerly, Dreyfus Large Cap Growth Fund), covering the 12-month period from January 1, 2019 through December 31, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In January 2019, a pivot in stance from the U.S. Federal Reserve (the “Fed”) helped stimulate a rebound across equity markets that continued into the second quarter of the year. However, escalating trade tensions disrupted equity markets in May. The dip was short-lived, as markets rose once again in June and July of 2019, when a trade deal appeared more likely and the pace of U.S. economic growth remained steady. Nevertheless, concerns continued to emerge over slowing global growth, resulting in bouts of market volatility in August 2019. Stocks rebounded in September and continued an upward path through most of October 2019, bolstered by central bank policy and consistent consumer spending. The rally generally continued through the end of the period, supported in part by an announcement from President Trump that the first phase of a trade deal with China was in process. U.S. equity markets reached new highs during the final months of the period.

In fixed-income markets, the year began with a recovery from the prior months’ volatility. After the Fed’s supportive statements in January 2019, other developed-market central banks followed suit and reiterated their abilities to buttress flagging growth rates by continuing accommodative policies. The Fed cut rates in July, September and October 2019, for a total 75 basis point reduction in the federal funds rate during the 12 months. Rates across much of the Treasury curve saw a slight increase during the month of November, and the long end of the curve rose in December. The yield curve steepened during the latter portion of the period. However, demand for fixed-income instruments during the year was strong, which helped to support positive bond market returns.

We believe that over the near term, the outlook for the U.S. remains positive, but we will monitor relevant data for any signs of a change. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Adviser, Inc.
January 15, 2020

2

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2019 through December 31, 2019, as provided by Don Sauber and Thomas Lee, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2019, BNY Mellon Large Cap Growth Fund’s (formerly, Dreyfus Large Cap Growth Fund) Class A shares achieved a total return of 34.90%, Class C shares returned 33.99%, Class I shares returned 35.35% and Class Y shares returned 35.32%.1 In comparison, the Russell 1000® Growth Index (the “Index”), the fund’s benchmark, produced a total return of 36.39% for the same period.2

Large-cap stocks posted strong gains over the reporting period, in an environment of moderate growth and supportive central bank policies. The fund mildly underperformed the Index, primarily due to security selection shortfalls in the consumer discretionary, financials and information technology sectors.

The Fund’s Investment Approach

The fund seeks to provide long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of large-capitalization companies (those with market capitalizations of $5 billion or more at the time of purchase). The fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase (however, such companies generally will have market capitalizations of at least $100 million at the time of purchase). The fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging-market countries.

The fund’s investment philosophy is based on the premise that earnings growth is the primary determinant of long-term stock appreciation. With this, the fund’s portfolio managers use an approach that combines top-down and bottom-up analysis, so stock selection and sector allocation are both factors in determining the fund’s holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics: expected earnings growth rate exceed market and industry trends; potential for positive earnings surprise relative to market expectations; positive operational or financial catalysts; attractive valuation based on growth prospects; and strong financial condition.

Markets Pivot on Central Bank Statements and Trade Policy

January 2019 marked a turnaround in the markets. Talk of a potential trade deal between the U.S. and China helped fuel investor optimism, as equity prices recovered from fourth quarter 2018 volatility. At its first meeting of the year, the U.S. Federal Reserve (the “Fed”) emphasized its focus on data as a primary driver for rate-hike decisions, and its ability to suspend additional rate increases when the data is not supportive. These sentiments reassured investors of central bankers’ commitments to support flagging growth. In addition, the European Central Bank announced it would provide additional stimulus to support the eurozone economy. China also announced plans to stoke its slowing economic growth rate. The rebound continued throughout the month of January 2019, and equity markets maintained an upward trajectory through April 2019. However, renewed trade tensions

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

between the U.S. and China in May caused stocks to pull back once again. The dip was short-lived, as markets rose once again in June.

However, concerns over slowing economic growth continued, and inflation floundered. The Fed decided to provide additional stimulus by cutting the federal funds rate. It did so three times during the period, each time by 25 basis points. These cuts occurred in July, September and October. Supported by rate cuts, moderate economic growth and optimism regarding a preliminary trade agreement with China, equity markets went on to post solid gains during the last several months of the year.

According to the Russell family of indexes, large-cap stocks generally outperformed their mid- and small-cap counterparts during the period.

Security Selections Constrain Fund Performance

The fund’s underperformance versus the Index was mainly the result of lagging returns in the consumer discretionary, financials and information technology sectors. In the consumer discretionary sector, the fund’s performance was hurt by a position in Six Flags Entertainment, which experienced softer-than-expected revenue due to lower-than-expected traffic through its parks. We have exited the position. Yum! Brands was also among the leading detractors from performance. The stock was hurt during the period due to softer-than- expected, fast food franchise sales. Retailer Dollar Tree was also among the top detractors from portfolio performance. The company’s stock price fell after reporting a poor fourth calendar quarter. The retailer contended with changes to import tariffs that affected its supply chain, missed sales execution, and ongoing store improvements. Within the financials sector, CME Group was among the leading negative contributors. The company was hurt by lower-than-expected market volatility during the year, which led to weaker-than- expected earnings guidance. Within the information technology sector, financial technology companies Square and PayPal Holdings weighed on relative returns. The stock of these payment processing companies fell during the period due to ongoing concerns about a slowdown in retail sales volume, leading to reduced usage of their respective products. Reduced exposure to strong performers Apple and Microsoft also hurt relative returns.

On the positive side, in the industrials sector, a lack of exposure to 3M was rewarded, as the industrial conglomerate handily underperformed the broader market during the period. In addition, positions in Ingersoll-Rand and Illinois Tool Works also bolstered performance. The companies benefited from solid demand for commercial climate systems and machinery products, respectively. Within health care, positions in The Medicines Company and AbbVie provided a tailwind to returns. In the real estate sector, positions in Equinix and American Tower bolstered results. Equinix benefited from increased demand for data and cloud services, while American Tower was helped by growth in cellular data traffic throughout 2019. A lack of exposure to underperforming Simon Property Group also contributed to performance.

Constructively Positioned for Moderate Growth

We are currently positioned for moderating growth within the U.S. economy. It is our opinion that inflation will remain modest, and the Fed will remain on pause for the foreseeable future. While we think the labor market might continue to tighten modestly, we do not anticipate any significant change in consumer spending. Capital spending may

4

increase, but at this point we do not believe it would be significant enough to increase economic growth rates past current trends. Given this outlook, we currently favor more growth-oriented areas of the market, such as information technology and health care. We are currently neutral on industrials and energy. We are underweighting more interest-rate sensitive areas of the market such as utilities, real estate and telecommunications.

January 15, 2020

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on the redemption of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2020, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 1000® Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included, and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. These risks are enhanced in emerging-market countries.

5

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Large Cap Growth Fund with a hypothetical investment of $10,000 in the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A, Class C and Class I shares of BNY Mellon Large Cap Growth Fund on 12/31/09 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Large Cap Growth Fund with a hypothetical investment of $1,000,000 in the Russell 1000® Growth Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Large Cap Growth Fund on 12/31/09 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

7

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 12/31/19
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	12/31/86	27.16%	11.72%	13.08%
without sales charge	12/31/86	34.90%	13.05%	13.75%
Class C shares
with applicable redemption charge†	9/13/08	32.99%	12.23%	12.94%
without redemption	9/13/08	33.99%	12.23%	12.94%
Class I shares	4/1/97	35.35%	13.34%	14.13%
Class Y shares	10/01/15	35.32%	13.35%††	14.14%††
Russell 1000® Growth Index		36.39%	14.63%	15.22%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 10/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.bnymellonim.com/us for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

8

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Large Cap Growth Fund from July 1, 2019 to December 31, 2019. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$6.13	$10.11	$4.80	$4.80
Ending value (after expenses)	$1,114.60	$1,110.50	$1,115.90	$1,115.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2019

	Class A	Class C	Class I	Class Y
Expense paid per $1,000†	$5.85	$9.65	$4.58	$4.58
Ending value (after expenses)	$1,019.41	$1,015.63	$1,020.67	$1,020.67

†Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I and .90% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

9

STATEMENT OF INVESTMENTS

December 31, 2019

Description	Shares		Value ($)
Common Stocks - 99.3%
Capital Goods - 8.4%
Dover	5,202		599,583
Honeywell International	5,889		1,042,353
Illinois Tool Works	5,406		971,080
Ingersoll-Rand	10,414		1,384,229
Lockheed Martin	1,838		715,680
Roper Technologies	2,872		1,017,349
The Boeing Company	2,125		692,240
			6,422,514
Consumer Durables & Apparel - 2.0%
NIKE, Cl. B	15,336		1,553,690
Consumer Services - 2.8%
MGM Resorts International	28,280		940,876
Norwegian Cruise Line Holdings	12,496	[a]	729,891
Yum! Brands	4,703		473,733
			2,144,500
Diversified Financials - 2.6%
CME Group	2,781		558,202
MSCI	3,148		812,751
The Charles Schwab	11,967		569,151
			1,940,104
Energy - .3%
Diamondback Energy	2,743		254,715
Food & Staples Retailing - 1.0%
Costco Wholesale	2,504		735,976
Food, Beverage & Tobacco - 3.0%
Constellation Brands, Cl. A	3,126		593,159
Philip Morris International	9,288		790,316
The Coca-Cola Company	15,540		860,139
			2,243,614
Health Care Equipment & Services - 5.3%
Abbott Laboratories	5,870		509,868
Align Technology	1,511	[a]	421,629
Boston Scientific	15,860	[a]	717,189
CVS Health	8,787		652,786
UnitedHealth Group	5,876		1,727,426
			4,028,898
Household & Personal Products - .3%
The Procter & Gamble Company	1,924		240,308
Materials - 1.9%
Celanese	5,537		681,715

10

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Materials - 1.9% (continued)
FMC	7,702		768,814
			1,450,529
Media & Entertainment - 11.6%
Alphabet, Cl. A	2,807	[a]	3,759,668
Charter Communications, Cl. A	856	[a]	415,228
Comcast, Cl. A	14,655		659,035
Facebook, Cl. A	13,804	[a]	2,833,271
InterActiveCorp	1,528	[a]	380,640
Netflix	1,193	[a]	386,019
The Walt Disney Company	2,634		380,955
			8,814,816
Pharmaceuticals Biotechnology & Life Sciences - 9.3%
AbbVie	10,830		958,888
Amgen	3,909		942,343
argenx, ADR	1,488	[a,b]	238,854
Bristol-Myers Squibb	13,025		836,075
Exact Sciences	4,862	[a,b]	449,638
Illumina	700	[a]	232,218
Johnson & Johnson	1,719		250,751
Merck & Co.	13,634		1,240,012
Thermo Fisher Scientific	2,416		784,886
Vertex Pharmaceuticals	3,169	[a]	693,853
Zoetis	3,463		458,328
			7,085,846
Real Estate - 1.4%
American Tower	1,662	[c]	381,961
Equinix	1,119	[c]	653,160
			1,035,121
Retailing - 8.8%
Amazon.com	2,013	[a]	3,719,702
Dollar Tree	8,277	[a,b]	778,452
Lowe's	8,860		1,061,074
The TJX Companies	18,028		1,100,790
			6,660,018
Semiconductors & Semiconductor Equipment - 8.0%
Advanced Micro Devices	10,591	[a,b]	485,703
Analog Devices	3,421		406,552
Applied Materials	11,159		681,145
Broadcom	1,847		583,689
Microchip Technology	3,996	[b]	418,461
Micron Technology	24,302	[a]	1,306,962
NXP Semiconductors	3,269		416,013
Qualcomm	8,310		733,191

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Semiconductors & Semiconductor Equipment - 8.0% (continued)
Taiwan Semiconductor Manufacturing, ADR	13,295		772,440
Xilinx	2,805		274,245
			6,078,401
Software & Services - 20.9%
Accenture, Cl. A	2,864		603,072
Adobe	3,270	[a]	1,078,479
Alteryx, Cl. A	2,294	[a,b]	229,560
Automatic Data Processing	2,408		410,564
Intuit	3,580		937,709
Mastercard, Cl. A	4,285		1,279,458
Microsoft	36,566		5,766,458
PayPal Holdings	7,480	[a]	809,112
Proofpoint	3,110	[a]	356,966
Salesforce.com	3,903	[a]	634,784
ServiceNow	2,019	[a]	570,004
Square, Cl. A	8,824	[a,b]	552,029
Synopsys	2,937	[a]	408,830
Visa, Cl. A	12,075	[b]	2,268,892
			15,905,917
Technology Hardware & Equipment - 10.8%
Apple	20,239		5,943,182
CDW	3,147		449,517
Ciena	9,078	[a]	387,540
Cisco Systems	14,338		687,650
Lumentum Holdings	9,503	[a]	753,588
			8,221,477
Transportation - .9%
Norfolk Southern	3,669		712,263
Total Common Stocks (cost $45,964,832)			75,528,707

12

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $510,665)	1.60	510,665	[d]	510,665
Total Investments (cost $46,475,497)		100.0%		76,039,372
Liabilities, Less Cash and Receivables		(.0%)		(28,908)
Net Assets		100.0%		76,010,464

ADR—American Depository Receipt

aNon-income producing security.

bSecurity, or portion thereof, on loan. At December 31, 2019, the value of the fund’s securities on loan was $4,832,614 and the value of the collateral was $4,918,283, consisting of U.S. Government & Agency securities.

cInvestment in real estate investment trust within the United States.

dInvestment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	39.7
Health Care	14.6
Consumer Discretionary	13.6
Communication Services	11.6
Industrials	9.4
Consumer Staples	4.2
Financials	2.6
Materials	1.9
Real Estate	1.4
Investment Companies	.7
Energy	.3
100.0

† Based on net assets.

See notes to financial statements.

13

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 12/31/18 ($)	Purchases ($)	Sales ($)	Value 12/31/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	708,469	11,244,284	11,442,088	510,665.7		8,920
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund	242,563	1,108,535	1,351,098	-	-	-
Total	951,032	12,352,819	12,793,186	510,665.7		8,920

See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2019

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $4,832,614)—Note 1(b):
Unaffiliated issuers	45,964,832	75,528,707
Affiliated issuers	510,665	510,665
Receivable for shares of Common Stock subscribed		59,133
Dividends, interest and securities lending income receivable		52,781
Prepaid expenses		25,788
		76,177,074
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		56,997
Payable for shares of Common Stock redeemed		50,964
Directors’ fees and expenses payable		572
Other accrued expenses		58,077
		166,610
Net Assets ($)		76,010,464
Composition of Net Assets ($):
Paid-in capital		45,966,648
Total distributable earnings (loss)		30,043,816
Net Assets ($)		76,010,464

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	19,554,498	1,774,414	33,640,875	21,040,677
Shares Outstanding	1,447,314	139,660	2,402,725	1,502,163
Net Asset Value Per Share ($)	13.51	12.71	14.00	14.01

See notes to financial statements.

15

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

Investment Income ($):
Income:
Cash dividends (net of $6,008 foreign taxes withheld at source):
Unaffiliated issuers	827,936
Affiliated issuers	8,920
Income from securities lending—Note 1(b)	5,783
Total Income	842,639
Expenses:
Management fee—Note 3(a)	489,007
Professional fees	83,203
Shareholder servicing costs—Note 3(c)	80,607
Registration fees	62,269
Prospectus and shareholders’ reports	13,653
Distribution fees—Note 3(b)	13,169
Chief Compliance Officer fees—Note 3(c)	11,793
Custodian fees—Note 3(c)	9,804
Directors’ fees and expenses—Note 3(d)	7,024
Loan commitment fees—Note 2	1,867
Miscellaneous	17,946
Total Expenses	790,342
Less—reduction in expenses due to undertaking—Note 3(a)	(98,979)
Net Expenses	691,363
Investment Income—Net	151,276
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,491,012
Net change in unrealized appreciation (depreciation) on investments	15,076,755
Net Realized and Unrealized Gain (Loss) on Investments	20,567,767
Net Increase in Net Assets Resulting from Operations	20,719,043

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
Operations ($):
Investment income—net	151,276	116,163
Net realized gain (loss) on investments	5,491,012	3,645,652
Net change in unrealized appreciation (depreciation) on investments	15,076,755	(6,473,583)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,719,043	(2,711,768)
Distributions ($):
Distributions to shareholders:
Class A	(1,463,180)	(781,202)
Class C	(143,192)	(101,002)
Class I	(2,486,901)	(1,569,216)
Class Y	(1,544,544)	(1,026,136)
Total Distributions	(5,637,817)	(3,477,556)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	6,493,947	8,031,434
Class C	42,981	243,397
Class I	4,624,998	8,848,328
Class Y	1,651,084	3,807,630
Distributions reinvested:
Class A	1,391,804	736,457
Class C	71,680	57,457
Class I	2,440,088	1,548,334
Class Y	968,061	622,266
Cost of shares redeemed:
Class A	(6,638,734)	(3,173,236)
Class C	(375,568)	(564,010)
Class I	(7,397,908)	(7,632,605)
Class Y	(2,831,442)	(3,848,869)
Increase (Decrease) in Net Assets from Capital Stock Transactions	440,991	8,676,583
Total Increase (Decrease) in Net Assets	15,522,217	2,487,259
Net Assets ($):
Beginning of Period	60,488,247	58,000,988
End of Period	76,010,464	60,488,247

17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended December 31,
	2019	2018
Capital Share Transactions (Shares):
Class A
Shares sold	506,112	643,443
Shares issued for distributions reinvested	107,310	66,575
Shares redeemed	(518,915)	(262,484)
Net Increase (Decrease) in Shares Outstanding	94,507	447,534
Class C
Shares sold	3,671	20,196
Shares issued for distributions reinvested	5,887	5,422
Shares redeemed	(31,681)	(45,944)
Net Increase (Decrease) in Shares Outstanding	(22,123)	(20,326)
Class Ia
Shares sold	363,207	676,374
Shares issued for distributions reinvested	182,020	135,002
Shares redeemed	(569,189)	(592,616)
Net Increase (Decrease) in Shares Outstanding	(23,962)	218,760
Class Ya
Shares sold	126,523	292,682
Shares issued for distributions reinvested	72,140	54,239
Shares redeemed	(217,913)	(309,055)
Net Increase (Decrease) in Shares Outstanding	(19,250)	37,866

[a]During the period ended December 31, 2019, 34,779 Class Y shares representing $458,923 were exchanged for 34,801 Class I shares and during the period ended December 31, 2018, 22,132 Class Y shares representing $297,075 were exchanged for 22,136 Class I shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Class A Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.83	11.87	9.55	9.00	8.84
Investment Operations:
Investment income—net[a]	.01	.00[b]	.01	.04	.03
Net realized and unrealized gain (loss) on investments	3.71	(.39)	2.71	.57	.28
Total from Investment Operations	3.72	(.39)	2.72	.61	.31
Distributions:
Dividends from investment income—net	(.01)	(.00)[b]	(.02)	(.06)	(.04)
Dividends from net realized gain on investments	(1.03)	(.65)	(.38)	-	(.11)
Total Distributions	(1.04)	(.65)	(.40)	(.06)	(.15)
Net asset value, end of period	13.51	10.83	11.87	9.55	9.00
Total Return (%)[c]	34.90	(3.40)	28.44	6.72	3.40
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.35	1.41	1.42	1.40
Ratio of net expenses to average net assets	1.15	1.15	1.15	1.15	1.15
Ratio of net investment income to average net assets	.05	.02	.12	.41	.37
Portfolio Turnover Rate	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	19,554	14,648	10,749	9,410	16,467

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Exclusive of sales charge.

See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class C Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	10.30	11.41	9.24	8.73	8.60
Investment Operations:
Investment (loss)—net[a]	(.08)	(.09)	(.07)	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	3.52	(.37)	2.62	.54	.27
Total from Investment Operations	3.44	(.46)	2.55	.51	.24
Distributions:
Dividends from net realized gain on investments	(1.03)	(.65)	(.38)	-	(.11)
Net asset value, end of period	12.71	10.30	11.41	9.24	8.73
Total Return (%)[b]	33.99	(4.19)	27.56	5.84	2.71
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.10	2.13	2.16	2.21	2.20
Ratio of net expenses to average net assets	1.90	1.90	1.90	1.90	1.90
Ratio of net investment (loss) to average net assets	(.70)	(.76)	(.61)	(.34)	(.38)
Portfolio Turnover Rate	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	1,774	1,667	2,078	1,486	2,130

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

20

	Year Ended December 31,
Class I Shares	2019	2018	2017	2016	2015
Per Share Data ($):
Net asset value, beginning of period	11.19	12.24	9.82	9.23	9.07
Investment Operations:
Investment income—net[a]	.04	.03	.04	.06	.06
Net realized and unrealized gain (loss) on investments	3.84	(.40)	2.79	.59	.27
Total from Investment Operations	3.88	(.37)	2.83	.65	.33
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.03)	(.06)	(.06)
Dividends from net realized gain on investments	(1.03)	(.65)	(.38)	-	(.11)
Total Distributions	(1.07)	(.68)	(.41)	(.06)	(.17)
Net asset value, end of period	14.00	11.19	12.24	9.82	9.23
Total Return (%)	35.35	(3.29)	28.77	7.09	3.60
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.08	1.14	1.16	1.10
Ratio of net expenses to average net assets	.90	.90	.90	.90	.90
Ratio of net investment income to average net assets	.30	.25	.39	.65	.61
Portfolio Turnover Rate	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	33,641	27,147	27,019	13,112	28,054

a Based on average shares outstanding.

See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Class Y Shares	2019	2018	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	11.19	12.24	9.82	9.23	8.74
Investment Operations:
Investment income—net[b]	.04	.03	.04	.06	.02
Net realized and unrealized gain (loss) on investments	3.85	(.40)	2.79	.59	.55
Total from Investment Operations	3.89	(.37)	2.83	.65	.57
Distributions:
Dividends from investment income—net	(.04)	(.03)	(.03)	(.06)	(.05)
Dividends from net realized gain on investments	(1.03)	(.65)	(.38)	-	(.03)
Total Distributions	(1.07)	(.68)	(.41)	(.06)	(.08)
Net asset value, end of period	14.01	11.19	12.24	9.82	9.23
Total Return (%)	35.32	(3.20)	28.77	7.09	6.49[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.00	1.02	1.07	1.10	2.36[d]
Ratio of net expenses to average net assets	.90	.90	.90	.90	.90[d]
Ratio of net investment income to average net assets	.30	.25	.39	.68	.69[d]
Portfolio Turnover Rate	56.15	68.61	48.04	40.65	63.87
Net Assets, end of period ($ x 1,000)	21,041	17,026	18,155	13,750	1

a From October 1, 2015 (commencement of initial offering) to December 31, 2015.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Large Cap Growth Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds V, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek to provide long-term capital appreciation. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

The Company’s Board of Trustees (the “Board”) approved, effective December 31, 2019 (the “Effective Date”), the termination of the fund’s authorized Class T shares. Prior to the Effective Date, the fund did not offer such Class T shares for purchase. The authorized Class T shares were reallocated to authorized Class I shares and Class Y shares increasing authorized Class I shares from 100 million to 150 million and increasing authorized Class Y shares from 100 million to 150 million.

Effective June 3, 2019, the fund changed its name from Dreyfus Large Cap Growth Fund to BNY Mellon Large Cap Growth Fund and the Company changed its name from Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc. In addition, The Dreyfus Corporation, the fund’s investment adviser, changed its name to “BNY Mellon Investment Adviser, Inc.”, MBSC Securities Corporation, the fund’s distributor, changed its name to “BNY Mellon Securities Corporation” and Dreyfus Transfer, Inc., the fund’s transfer agent, changed its name to “BNY Mellon Transfer, Inc.”

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 450 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (50 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares ten years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes

23

NOTES TO FINANCIAL STATEMENTS (continued)

include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

25

NOTES TO FINANCIAL STATEMENTS (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2019 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities: †
Equity Securities - Common Stocks	75,528,707	-	-	75,528,707
Investment Companies	510,665	-	-	510,665

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on

26

securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2019, The Bank of New York Mellon earned $1,204 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2019, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2019 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2019, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $194,870, undistributed capital gains $416,573 and unrealized appreciation $29,432,373.

27

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2019 and December 31, 2018 were as follows: ordinary income $144,918 and $693,241, and long-term capital gains $5,492,899 and $2,784,315, respectively.

(f) New Accounting Pronouncements: Effective June 1, 2019, the fund adopted Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. The adoption of ASU 2018-13 had no impact on the operations of the fund for the period ended December 31, 2019.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $1.030 billion unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $830 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is in amount equal to $200 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2019 the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .70% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from January 1, 2019 through May 1, 2020, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .90% of the value of the fund’s average

28

daily net assets. On or after May 1, 2020, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $98,979 during the period ended December 31, 2019.

During the period ended December 31, 2019, the Distributor retained $1,326 from commissions earned on sales of the fund’s Class A shares and $170 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2019, Class C shares were charged $13,169 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2019, Class A and Class C shares were charged $43,141 and $4,390, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. The fund had an arrangement with the custodian to receive earnings credits when positive cash balances were maintained, which were used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2019, the fund was

29

NOTES TO FINANCIAL STATEMENTS (continued)

charged $11,159 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2019, the fund was charged $9,804 pursuant to the custody agreement.

During the period ended December 31, 2019, the fund was charged $11,793 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $44,607, Distribution Plan fees of $1,120, Shareholder Services Plan fees of $4,473, custodian fees of $2,800, Chief Compliance Officer fees of $3,261 and transfer agency fees of $2,090, which are offset against an expense reimbursement currently in effect in the amount of $1,354.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2019, amounted to $38,823,802 and $43,954,588, respectively.

At December 31, 2019, the cost of investments for federal income tax purposes was $46,606,999; accordingly, accumulated net unrealized appreciation on investments was $29,432,373, consisting of $30,002,837 gross unrealized appreciation and $570,464 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Large Cap Growth Fund (formerly, Dreyfus Large Cap Growth Fund)

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Large Cap Growth Fund (the “Fund”) (formerly, Dreyfus Large Cap Growth Fund) (one of the funds constituting BNY Mellon Investment Funds V, Inc.), including the statements of investments and investments in affiliated issuers, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Investment Funds V, Inc.) at December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 26, 2020

31

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2019 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2019, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $144,918 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2020 of the percentage applicable to the preparation of their 2019 income tax returns. Also, the fund hereby reports $.2715 per share as a long-term capital gain distribution paid on March 18, 2019 and the fund also reports $.7605 per share as a long-term capital gain distribution paid on December 18, 2019.

32

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (76)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 118

———————

Peggy C. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 43

———————

Gina D. France (61)

Board Member (2019)

Principal Occupation During Past 5 Years:

• Founder, President and Chief Executive Officer, France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States (2003 –Present)

• Corporate Director and Trustee (2004 – Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016 – Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011 – Present)

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2015 – Present)

• Baldwin Wallace University, Trustee (2013- Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004 – 2016)

No. of Portfolios for which Board Member Serves: 29

———————

33

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Joan Gulley (72)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014), Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

• Director, Nantucket Library (2015-Present)

No. of Portfolios for which Board Member Serves: 49

———————

Ehud Houminer (79)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia University (1992-Present)

• Trustee, Ben Gurion University (2012-2018)

No. of Portfolios for which Board Member Serves: 49

———————

Robin A. Melvin (56)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-Present); Board member (2013-Present)

No. of Portfolios for which Board Member Serves: 96

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member

Lynn Martin, Emeritus Board Member

Dr. Martin Peretz, Emeritus Board Member

Philip L. Toia, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

RENEE LAROCHE-MORRIS, President since May 2019.

President and a director of BNY Mellon Investment Adviser, Inc. since January 2018. She is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. She is 48 years old and has been an employee of BNY Mellon since 2003.

JAMES WINDELS, Treasurer since November 2001.

Director- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 61 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon since June 2015; Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division from June 2005 to June 2015, and as Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 48 years old and has been an employee of the Adviser since June 2015.

DAVID DIPETRILLO, Vice President since May 2019.

Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; Head of US Retail Product and Channel Marketing, BNY Mellon Investment Management from January 2014 to December 2015. He is an officer of 62 investment companies (comprised of 118 portfolios) managed by the Adviser. He is 41 years old and has been an employee of BNY Mellon since 2005.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 53 years old and has been an employee of the Adviser since December 1996.

SONALEE CROSS, Vice President and Assistant Secretary since March 2018.

Counsel of BNY Mellon since October 2016; Associate at Proskauer Rose LLP from April 2016 to September 2016; Attorney at EnTrust Capital from August 2015 to February 2016; Associate at Sidley Austin LLP from September 2013 to August 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 32 years old and has been an employee of the Adviser since October 2016.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018; Trustee Associate at BNY Mellon Trust Company (Ireland) Limited from August 2013 to February 2016. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 29 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 44 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 54 years old and has been an employee of the Adviser since October 1990.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 2004.

35

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016 and Assistant General Counsel at RCS Advisory Services from July 2014 to November 2015. She is an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. She is 34 years old and has been an employee of the Adviser since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager - BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 51 years old and has been an employee of the Adviser since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager- BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 55 years old and has been an employee of the Adviser since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – BNY Mellon Fund Administration, and an officer of 63 investment companies (comprised of 141 portfolios) managed by the Adviser. He is 52 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (63 investment companies, comprised of 141 portfolios). He is 62 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor. She is an officer of 56 investment companies (comprised of 134 portfolios) managed by the Adviser. She is 51 years old and has been an employee of the Distributor since 1997.

36

NOTES

37

For More Information

BNY Mellon Large Cap Growth Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DAPAX Class C: DGTCX Class I: DAPIX Class Y: DLCGX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.bnymellonim.com/us

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.bnymellonim.com/us and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2020 BNY Mellon Securities Corporation 6574AR1219

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $70,444 in 2018 and $72,676 in 2019.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,878 in 2018 and $13,847 in 2019.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $8,963 in 2018 and $6,063 in 2019. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held; and (iv) determination of Passive Foreign Investment Companies.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2019.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,273 in 2018 and $1,346 in 2019.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $744,219 in 2018 and $605,259 in 2019.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.           Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds V, Inc.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Renee LaRoche-Morris

            Renee LaRoche-Morris

            President (Principal Executive Officer)

Date:    February 24, 2020

By:       /s/ James Windels

            James Windels

            Treasurer (Principal Financial Officer)

Date:    February 24, 2020

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)